UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Elfun Government Money Market Fund

Elfun Tax-Exempt Income Fund

Elfun Income Fund

(Name of Registrant as Specified In Its Charter)

N/A

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Investor Alert

July 2014

GE Asset Management Incorporated (“GEAM”) recently mailed a proxy statement to unitholders of the Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund and Elfun Income Fund (the “Funds”). Please see below.

The proxy statement includes a notice of a special meeting of unitholders of the Funds, where unitholders are being asked to vote on three proposals relating to the investment management of the Funds.

If you should have any questions regarding the content of the proxy, please contact our proxy information line at 800-966-8932.

D. F. King & Co., Inc.

Telephone Script

Elfun Government Money Market Fund

Elfun Tax-Exempt Income Fund

Elfun Income Fund

Special Meeting of Unitholders: September 15, 2014

Hello, my name is [STATE YOUR FIRST AND LAST NAME] and I am calling from D.F. King & Co. on behalf of the Elfun Funds. May I speak with Mr./Mrs./Ms. [UNITHOLDER’S LAST NAME]?

[ONCE UNITHOLDER IS ON THE LINE]

Mr./Mrs. /Ms. [UNITHOLDER’S LAST NAME] my name is [STATE YOUR FIRST AND LAST NAME] and I’m calling on a recorded line regarding your investment in the [FUND NAME].

Recently, you were mailed a proxy statement, along with a voting instruction form to cast your vote at the upcoming Special Meeting of Unitholders to be held on September 15, 2014. The tabulator for the Special Meeting has yet to receive your vote. Therefore, I’m calling to ask if you would be willing to vote your units by telephone with me now?

IF THEY DID NOT RECEIVE PROXY MATERIALS – Help the unitholder obtain the materials he/she requires. Give him/her the 800# and have them call back when they receive the materials. Make sure the address is correct, make any necessary corrections, and code the disposition as “14” or “15”.

IF YES – The Funds’ Boards of Trustees have approved the proposals and are recommending a vote in favor of all proposals. Would you like to vote your units as recommended by the Boards on all proposals?

Please confirm with a “YES” or “NO”, you have voted with the recommendation of the Boards on the proposals. Is that correct?

IF YES – Thank you. I’ve recorded your vote as recommended by the Boards in favor of all proposals. For confirmation purposes, please tell me your city, state and zip code?

If the city, state and zip code are correct:

Thank you for your time and your vote Mr./Mrs./Ms. [UNITHOLDER’S LAST NAME]. Have a good [DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and/or zip code are NOT correct:

Mr./Mrs./Ms.[UNITHOLDER’S LAST NAME] the city, state and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone. Instead, I urge you to complete, sign, date and return your voting instruction form at your earliest convenience, or vote your units by touch-tone telephone or on the Internet by following the instructions provided on your voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

IF NO – [REFER TO APPROPRIATE REBUTTAL AND CONCLUDE BY ASKING IF UPON REFLECTION THE UNITHOLDER WOULD LIKE YOU TO RECORD A VOTE CONSISTENT WITH THE BOARDS’ RECOMMENDATION ON ALL PROPOSALS.]

IF YES – Thank you. I’ve recorded your vote as recommended by the Boards on all proposals. For confirmation purposes, please tell me your city, state and zip code?

If the city, state and zip code are correct:

Thank you for your time and your vote Mr./Mrs./Ms. [UNITHOLDER’S LAST NAME]. Have a good [DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and/or zip code are NOT correct:

Mr./Mrs./Ms.[UNITHOLDER’S LAST NAME] the city, state and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone. Instead, I urge you to complete, sign, date and return your voting instruction form at your earliest convenience, or vote your units by touch-tone telephone or on the Internet by following the instructions provided on your voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

IF STILL NO – Okay, I can still help. Would you like to vote your units contrary to the recommendation of the Boards and against all proposals or would you like to vote on each proposal separately?

AGAINST PROPOSALS – Thank you. I have recorded your vote against all proposals. For confirmation purposes, please tell me your city, state and zip code.

If the city, state and zip code are correct:

Thank you for your time and your vote Mr./Mrs./Ms. [UNITHOLDER’S LAST NAME]. Have a good [DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and/or zip code are NOT correct:

Mr./Mrs./Ms. [UNITHOLDER’S LAST NAME] the city, state and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone. Instead, I urge you to complete, sign, date and return your voting instruction form at your earliest convenience, or vote your units by touch tone telephone or on the Internet by following the instructions provided on your voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

VOTE EACH PROPOSAL SEPARATELY – Read each proposal and a take the vote, one proposal at a time. At the end, read the votes cast back to the unitholder: Thank you. I have recorded your votes as follows [READ EACH PROPOSAL AND VOTE CAST]. For confirmation purposes, please tell me your city, state and zip code.

If the city, state and zip code are correct:

Thank you for your time and your vote Mr./Mrs./Ms. [UNITHOLDER’S LAST NAME]. Have a good [DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and/or zip code are NOT correct:

Mr./Mrs./Ms. [UNITHOLDER’S LAST NAME] the city, state and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone. Instead, I urge you to complete, sign, date and return your voting instruction form at your earliest convenience, or vote your units by touch tone telephone or on the Internet by following the instructions provided on your voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

IF NO (I.E., THEY JUST WON’T VOTE) – I’m sorry for the inconvenience. As a unitholder of the Fund on the record date, your vote is very important. If you change your mind and would like us to assist you in voting by telephone, please call us back toll-free at 1-800-966-8932 at any time between 8:00 AM and 10:00 PM (Eastern Time) weekdays or between 11:00 AM and 6:00 PM on Saturdays. Or you can vote at any time by completing, signing, dating and returning your voting instruction form using the postage-paid envelope provided, or by touch-tone telephone or on the Internet by following the instructions provided on your voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

D. F. King & Co., Inc.

Elfun Government Money Market Fund

Elfun Tax-Exempt Income Fund

Elfun Income Fund

Special Meeting of Unitholders: September 15, 2014

Answering Machine Message

Hello. My name is [STATE YOUR FIRST AND LAST NAME] and I am calling from D.F. King & Co. regarding your investment in the [FUND NAME]. You should have recently received proxy materials in the mail concerning the Fund’s Special Meeting of Unitholders to be held on September 15, 2014.

Your vote is important. Please sign, date and promptly mail your voting instruction form in the postage-paid envelope provided.

Internet or touch-tone telephone voting also is available. Please follow the instructions provided on your voting instruction form.

If you have any questions, would like to vote or need new proxy materials, please call D.F. King, which is your Fund’s proxy solicitor, at 1-800-966-8932.

Thank you.

Elfun Government Money Market Fund

Elfun Tax-Exempt Income Fund

Elfun Income Fund

July 2014 Proxy

Unitholder Q&A

Why am I receiving this letter?

GE Asset Management Incorporated (“GEAM”) recently mailed a proxy statement to all unitholders of the Elfun Government Money Market Fund (“Money Market Fund”), Elfun Tax-Exempt Income Fund and Elfun Income Fund (the “Funds”).

This proxy statement includes a notice of a special meeting of unitholders of the Funds, where unitholders are being asked to vote on three proposals relating to the investment management of the Funds.

What are the items I’m being asked to vote on?

You are being asked to consider and vote on the following:

For the Elfun Government Money Market Fund: to approve a sub-advisory agreement to appoint a new investment sub-adviser for this Fund.

For all three of the Funds: 1) the use of a “manager of managers” arrangement whereby GEAM will be able to hire and replace sub-advisers for the Funds without seeking unitholder approval; and 2) the modernization of various fundamental investment policies of the Funds.

Is this proxy statement related to the recent change to the GE Elfun organizational structure?

No—that decision and this proxy statement are in no way connected.

If you have questions or concerns related to that decision, please contact elfun.headquarters@corporate.ge.com or call 203-373-2134.

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Are GE Company or GEAM considering any plans to close or liquidate the Elfun Funds, either related to the recent change to the GE Elfun organizational structure or for other reasons?

No—GEAM is committed to continuing to offer the Elfun Funds to eligible investors.

There are no current plans to close any of the Elfun Funds, or to make other changes to these Funds.

What should I do?

GEAM and the Board of Trustees of each Fund recommend that you vote in favor of each of the proposals.

Proposal 1

Why is GEAM proposing that a sub-adviser be used to manage the Money Market Fund?

Recently, GEAM made a decision to outsource the management of its money market funds as it focuses on its core investment capabilities.

GEAM is proposing to utilize State Street Funds Management, Inc. (“SSgA FM”)—a firm with substantial experience managing funds of this type—to manage the assets of the Money Market Fund going forward.

Why is SSgA FM being selected to serve in this role?

This decision was made after a robust due diligence process that involved in-person meetings and the review of substantial amounts of information—including potential sub-advisers’ performance histories, personnel, resources and management fees.

In selecting SSgA FM to serve in this role, the Board of Trustees considered factors such as its substantial experience managing funds of this type, experienced investment and trading personnel, and favorable history and reputation.

An added benefit of using SSgA FM in this role is that it is anticipated to result in a lower total expense ratio for the Money Market Fund and its unitholders.

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How will GEAM ensure SSgA FM does a good job managing the assets of the Money Market Fund?

If SSgA FM is approved as the new sub-adviser, GEAM would continue as the investment adviser and would be responsible for monitoring SSgA FM’s performance and compliance with investment objectives, policies and restrictions.

Is the proposal to use a sub-adviser to manage the Money Market Fund a sign of/first step towards closing this Fund or other Elfun Funds, or making other changes to the Funds?

No—GEAM is committed to continuing to offer the Elfun Funds to eligible investors.

There are no current plans to close the Money Market Fund or any of the other Elfun Funds, or to make other changes to these Funds.

GEAM also has no plans to utilize a new investment sub-adviser(s) for any of the Elfun Funds other than the Money Market Fund.

Proposal 2

Why is GEAM proposing the use of a “manager of managers” arrangement for the Funds?

Many other mutual fund investment advisers in the industry have put in place manager of manager arrangements for their funds.

Approving a manager of managers structure for the Funds would enable the Funds to operate with greater efficiency.

This structure would also allow the Funds to avoid the expenses and delays associated with obtaining unitholder approval for sub-advisory relationships if ever used in the future.

Are there risks associated with utilizing a manager of managers investment structure?

No sub-adviser could be appointed without approval from the Board of Trustees.

In addition, within 90 days of entering into a new sub-advisory agreement, the Fund is required to furnish unitholders with substantially all of the information about the new sub-adviser that would be included in a proxy statement.

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Proposal 3

Why is GEAM proposing to modernize various investment policies of the Funds?

No major changes to the Funds’ investment policies have been made since their inception dates—the most recent of which is 25 years ago.

Modernizing certain of the Funds’ fundamental investment policies would involve amending or removing restrictions that are no longer required—and potentially allow the Funds to better address changes in financial markets or take advantage of investing opportunities.

This would also help ensure that GEAM can manage the Funds in a way substantially similar to its other funds and accounts that already have more modern investment policies.

If approved, will any of these proposals affect the Funds’ investment objectives?

No—none of these proposals, if approved, are expected to affect the Funds’ investment objectives.

Are there risks associated with changing the Funds’ investment policies?

It is not expected that the approval of these changes will significantly change the management of any Fund or the risks of investing in any Fund.

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